UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2014

SINO MERCURY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36592	46-5234036
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

China Offices

7/F Metropolis Tower,

No.2 Dongsan Street, Zhongguancun Xi Zone

Haidian District, Beijing, 100080, China

United States Offices

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

In China: (86)10-6260 2461

In the United States: (646) 387-1287

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.       Other Events.

On September 2 , 2014, Sino Mercury Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 4,000,000 of its units (“Units”). Each Unit consists of one share of common stock, $.0001 par value per share (“Common Stock”), and one right (“Right”) to automatically receive one-tenth of one share of Common Stock upon consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 210,000 Units (“Private Placement Units”) purchased by Best Apex Limited, an affiliate of Jianming Hao, the Company’s Chief Executive Officer, at a price of $10.00 per Private Placement Unit, generating total proceeds of $2,100,000.

The Private Placement Units are identical to the Units sold in the IPO. However, Best Apex Limited has agreed (A) to vote the shares included in the Private Placement Units (the “private shares”) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated memorandum and articles of association with respect to the Company’s pre-business combination activities prior to the consummation of such a business combination, (C) not to convert any private shares into the right to receive cash from the trust account in connection with a shareholder vote to approve the Company’s proposed initial business combination or a vote to amend the provisions of the Company’s amended and restated memorandum and articles of association relating to shareholders’ rights or pre-business combination activity and (D) that such private shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. Additionally, Best Apex Limited has agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until the completion of the Company’s initial business combination.

An audited balance sheet as of September 2, 2014 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.       Financial Statement and Exhibits.

(d)            Exhibits:

Exhibit	Description

99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

2

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2014

SINO MERCURY ACQUISITION CORP.

By:	/s/ Jianming Hao
Name: Jianming Hao
Title: Chief Executive Officer

3

EXHIBIT INDEX

Exhibit	Description

99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

4